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                                                                   EXHIBIT 23.3

                      [RYDER SCOTT COMPANY LETTERHEAD]




                         CONSENT OF RYDER SCOTT COMPANY




                 We hereby consent to the references to us under the headings "Prospectus Summary - Summary Natural Gas and Oil Reserve Data", "Business - Natural Gas and Oil Reserves" and "Experts" in the Prospectus constituting part of this Registration Statement on Form S-1 of The Houston Exploration Company.


                                        /s/ RYDER SCOTT COMPANY
                                            PETROLEUM ENGINEERS

                                        RYDER SCOTT COMPANY
                                        PETROLEUM ENGINEERS



Houston, Texas
May 22, 1996